EXHIBIT  32.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
     PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Annual Report on Form 10-KSB/A of Life Medical Sciences, Inc. for the fiscal year ended December 31, 2004, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1) such Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Life Medical Sciences, Inc.


April 21, 2005                            /s/ Robert P. Hickey
                                          -------------------------------------
                                          Name:  Robert P. Hickey
                                          Title: Chief Executive Officer
                                                 and Chief Financial Officer